UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2014

Pacific Coast Oil Trust

(Exact name of registrant as specified in its charter)

Delaware	1-35532	80-6216242
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation )	File Number)	Identification No.)

The Bank of New York Mellon Trust Company, N.A.,
Trustee
Global Corporate Trust
919 Congress Avenue
Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 236-6555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 24, 2014, Pacific Coast Oil Trust issued a press release announcing Pacific Coast Oil Trust’s expected distribution to be made in August 2014 and providing updated information regarding the previously disclosed Santa Barbara ballot initiative. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

As set forth in Item 2.02, on July 24, 2014, Pacific Coast Oil Trust issued a press release including updated information provided by the sponsor of the Trust, Pacific Coast Energy Company LP,  regarding the previously disclosed Santa Barbara ballot initiative. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Pacific Coast Oil Trust Press Release dated July 24, 2014.

The information in this report, being furnished pursuant to Items 2.02, 7.01 and 9.01 of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Coast Oil Trust

By: The Bank of New York Mellon Trust Company, N.A., as Trustee

Date: July 24, 2014	By:	/s/ Sarah P. Newell
Sarah P. Newell
Vice President

EXHIBIT INDEX

Exhibit	Description
99.1	Pacific Coast Oil Trust Press Release dated July 24, 2014.